NUMBER

ML CAPITAL GROUP, INC.

SHARES

****** ******

INCORPORATED UNDER THE LAWS OF NEVADA
$0.0001 PAR VALUE COMMON STOCK

COMMON STOCK

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
ML CAPITAL GROUP, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF, IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BYTHE REGISTRAR.

DATED:

COUNTERSIGNED AND REGISTERED:
VSTOCK TRANSFER, LLC
Transfer Agent and Registrar

By: AUTHORIZED SIGNATURE

Lisa A. Nelson
CHIEF EXECUTIVE OFFICER

LITHO IN U.S.A.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common

TEN ENT -as tenants by the entireties

JT TEN -as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- __________CUSTODIAN __________
(CUSTODIAN) (MINOR)
under Uniform Gifts to Minors Act

____
(State)

Additional abbreviations may also be used though not in the above list.

For value received,______________________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER

____

____
(PLEASE PRINT OR TYPE WRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____

______________________________Shares

of the common stock represented by this Certificate, and do hereby irrevocably constitutes and appoints

______________________________Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ______________________

____

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN ANY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

____

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIBIBLE GUARANTOR INSTITUTION. (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C RULE 17AD-15

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURTIES ACT"), AND , ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.